EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elena Pochapski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Siberian Energy Group Inc. on Form 10-KSB/A for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of Siberian Energy Group Inc.

By:/s/ Elena Pochapski
Elena Pochapski
Principal Financial Officer
(Principal Accounting Officer)

July 16, 2008